SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  SEPTEMBER 20, 1996


                                    ACC CORP.
                            ----------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE               0-14567              16-1175232
             ----------             ---------            ------------
  (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)        File Number)        Identification No.)



                 400 WEST AVENUE, ROCHESTER, NEW YORK 14611
                 ------------------------------------------
           (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (716) 987-3000


                             NOT APPLICABLE
                             --------------
       (Former name or former address, if changed since last report)




                     Exhibit Index Appears at Page 4


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------
                EXHIBITS

                See Exhibit Index

                              SIGNATURES
                              ----------
           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ACC Corp.



Dated:   September 20, 1996             By:  /S/MICHAEL R. DALEY
                                             Michael R. Daley
                                             Chief Financial Officer

                           EXHIBIT INDEX
                           -------------

Exhibit        TITLE OR DESCRIPTION
Number
- -------        --------------------

99.1           Form of Underwriting Agreement.